U.S. TREASURY RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                        August 31, 2001



                                                  PRINCIPAL
                                                   AMOUNT
ISSUER                                         (000'S OMITTED)         VALUE
--------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 100.0%
--------------------------------------------------------------------------------
United States Treasury Bill,
  due 9/06/01                                     $ 30,000       $   29,985,625
  due 9/13/01                                      218,631          218,385,592
  due 9/20/01                                      272,913          272,422,124
  due 9/27/01                                       82,677           82,470,233
  due 10/04/01                                     127,362          126,962,589
  due 11/08/01                                     189,155          187,953,247
  due 11/15/01                                     100,000           99,312,500
  due 11/23/01                                      50,000           49,616,701
  due 11/29/01                                      90,000           89,254,625
  due 1/10/02                                      182,497          180,240,123
  due 2/14/02                                       51,528           50,749,407
                                                                 --------------
                                                                  1,387,352,766
                                                                 --------------

TOTAL INVESTMENTS,
  AT AMORTIZED COST                                  100.0%       1,387,352,766
OTHER ASSETS,
  LESS LIABILITIES                                     0.0             (181,831)
                                                     -----       --------------

NET ASSETS                                           100.0%      $1,387,170,935
                                                     =====       ==============

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2001
================================================================================
ASSETS:
Investments, at amortized cost (Note 1A)                          $1,387,352,766
Cash                                                                         574
--------------------------------------------------------------------------------
   Total assets                                                    1,387,353,340
--------------------------------------------------------------------------------
LIABILITIES:
Payable to affiliate-- Investment advisory fees (Note 2A)                 91,772
Accrued expenses and other liabilities                                    90,633
--------------------------------------------------------------------------------
  Total liabilities                                                      182,405
--------------------------------------------------------------------------------
NET ASSETS                                                        $1,387,170,935
================================================================================
REPRESENTED BY:
Paid-in capital for beneficial interests                          $1,387,170,935
================================================================================



U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2001
================================================================================
INVESTMENT INCOME (Note 1B)                                          $78,953,479

EXPENSES:
Investment Advisory fees (Note 2A)                     $2,266,586
Administrative fees (Note 2B)                             755,529
Custody and fund accounting fees                          291,605
Legal fees                                                 49,241
Audit fees                                                 26,050
Trustees' fees                                             19,807
Miscellaneous                                              37,504
--------------------------------------------------------------------------------
  Total expenses                                        3,446,322
Less: aggregate amounts waived by Investment Adviser
  and Administrator (Notes 2A and 2B)                  (1,934,848)
Less: fees paid indirectly (Note 1D)                         (200)
--------------------------------------------------------------------------------
  Net expenses                                                         1,511,274
--------------------------------------------------------------------------------
Net investment income                                                $77,442,205
================================================================================

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED AUGUST 31,
                                                    --------------------------
                                                     2001              2000
================================================================================
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                       $    77,442,205     $    66,878,424
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                   5,642,383,142       4,524,590,945
Value of withdrawals                         (5,657,342,700)     (4,455,407,592)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from capital transactions                     (14,959,558)         69,183,353
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                       62,482,647         136,061,777
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                           1,324,688,288       1,188,626,511
--------------------------------------------------------------------------------
End of period                               $ 1,387,170,935     $ 1,324,688,288
================================================================================


U.S. TREASURY RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                            YEAR ENDED AUGUST 31,
                          ------------------------------------------------------
                             2001        2000        1999       1998      1997
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000's omitted)         $1,387,171  $1,324,688  $1,188,627  $911,845  $907,910
Ratio of expenses to
  average net assets           0.10%       0.10%       0.10%     0.10%     0.10%
Ratio of net investment
  income to average
  net assets                   5.13%       5.41%       4.55%     5.14%     5.15%

Note: If the agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly, the ratios would have been as follows:

RATIOS:
Expenses to average
  net assets                   0.23%       0.23%       0.23%     0.23%     0.24%
Net investment income to
  average net assets           5.00%       5.28%       4.42%     5.01%     5.01%
================================================================================

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the "Manager") acts as the Investment Adviser and Adminstrator. On April 1, 2001 Citibank N.A., ("Citibank") transferred its asset management business, including management of the Portfolio to its newly formed affiliate, the Manager.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Portfolio are as follows:

     A. VALUATION OF INVESTMENTS Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     B. INVESTMENT INCOME AND EXPENSES Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

     C.   FEDERAL INCOME TAXES   The Portfolio's  policy is to comply  with  the
applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

     D. FEES PAID INDIRECTLY The Portfolio's custodian calculates its fees based on the Portfolio's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

     E. OTHER Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2.   INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES

     A. INVESTMENT ADVISORY FEE The Investment advisory fees paid to the Manager, as compensation for overall investment management services, amounted to $2,266,586, of which $1,179,319 was voluntarily waived for the year ended August 31, 2001. The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

     B. ADMINISTRATIVE FEES Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $755,529, all of which was contractually waived for the year ended August 31, 2001. The contractual fee waivers terminate on December 31, 2001. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of U.S. Treasury obligations, aggregated $13,286,019,567 and $13,295,849,625, respectively, for the year ended August 31, 2001.

4. LINE OF CREDIT The Portfolio, along with other funds in the fund family, entered into an agreement with a bank which allows the funds collectively to borrow up to $75 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 2001, the commitment fee allocated to the Portfolio was $3,591. Since the line of credit was established, there have been no borrowings.

U.S. TREASURY RESERVES PORTFOLIO
INDEPENDENT AUDITORS' REPORT




TO THE TRUSTEES AND INVESTORS OF
U.S. TREASURY RESERVES PORTFOLIO:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2000 and financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio, as of August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                /s/ KPMG LLP


New York, New York
October 12, 2001

U.S. TREASURY RESERVES PORTFOLIO
ADDITIONAL INFORMATION (Unaudited)


CHANGE IN INDEPENDENT AUDITOR: Effective September 1, 2000, Deloitte & Touche LLP ("D&T") resigned as auditors of the Fund. During the Fund's two most recent fiscal years, D&T's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.


20